Long-term Bank Debt, current and non-current	12 Months Ended
Dec. 31, 2015
Long Term Bank Debt [Abstract]
Long-term bank debt

7.       Long-Term Bank Debt, Current and Non-Current

The amounts of long-term bank debt shown in the accompanying consolidated balance sheets are analyzed as follows:

	2015 Total	Current	Non-current	2014 Total	Current	Non-current
Royal Bank of Scotland - Revolving Credit facility	$-	$-	$-	$98,700	$6,000	$92,700
Royal Bank of Scotland - Term Loan	144,687	15,376	129,311	-	-	-
less unamortized deferred financing costs	(2,009)	(479)	(1,530)	(402)	(196)	(206)
Total bank debt, net of unamortized deferred financing costs	$142,678	$14,897	$127,781	$98,298	$5,804	$92,494

The Royal Bank of Scotland plc – Revolving Credit Facility: On December 16, 2011, the Company entered into a revolving credit facility with the Royal Bank of Scotland plc (“RBS”), where the lenders have agreed to make available to it a revolving credit facility of up to $100,000 in order to refinance part of the acquisition cost of the vessels m/v “Sagitta” and m/v “Centaurus” and finance part of the acquisition costs of additional containerships (“Additional Ships”). An aggregate amount of $98,700 has been drawn down under the credit facility.

The facility would be available for five years with the maximum available amount reducing based on the age of the financed vessels and being assessed on a yearly basis, as well as, at the date on which the age of any Additional Ship exceeded the 20 years. In the event that the amounts outstanding at that time exceeded the revised Available Facility Limit, the Company would repay such part of the loan that exceeded the Available Facility Limit. The credit facility provided for interest at LIBOR plus a margin of 2.75% per annum, and effective June 1, 2013, for an increased margin of 3.10% per annum over LIBOR.

The facility was secured by first priority mortgages over certain vessels of the fleet, general assignments of earnings, insurances and requisition compensation, minimum insurance coverage, specific assignments of any charters exceeding durations of twelve months, pledge of shares of the guarantors which were the ship-owning companies of the mortgaged vessels, manager's undertakings and minimum security value depending on the average age of the mortgaged vessels. The credit facility also included restrictions as to changes in certain shareholdings, management and employment of vessels, and required minimum cash of 10% of the drawings under the revolving facility, but not less than $5,000, to be deposited by the borrower with the lenders. Furthermore, the facility agreement contained customary financial covenants and the Company was not permitted to pay any dividends that would result in a breach of the financial covenants. In 2013 and 2014, the Company entered into various supplemental agreements with the lenders, the main terms of which provided for security interest on the minimum cash held by the borrower in favor of the lenders and for changes in the definitions of certain financial covenants. In addition, the Company was required to provide additional vessels as collateral to secure the facility and was restricted from providing any security interest over the Company's assets in favor of DSI.

Based on the age of the financed vessels, an amount of $6,000 was repaid in August 2015. On September 15, 2015, in connection with the loan re-finance discussed below, the Company prepaid in full the outstanding balance of $92,700 and the facility was terminated. As a result of the debt modification, the unamortized balance of the related financing costs, amounting to $263, is amortized to Interest and finance costs, along with the new financing costs, over the life of the new term loan facility.

The Royal Bank of Scotland plc – Term Loan: On September 10, 2015, the Company, through nine of its subsidiaries, entered into a loan agreement with RBS of up to $148,000, to re-finance the acquisition cost of seven of the Company's vessels, including the full prepayment of the existing facility agreement (discussed above), and to support the acquisition of the two newly acquired vessels, the “Hamburg” and the “Rotterdam” (Note 4). Until December 31, 2015, the Company drew down the full amount of the loan and paid arrangement and structuring fees amounting to $1,875.

The loan bears interest at the rate of 2.75% per annum over LIBOR and is repayable in quarterly instalments and a balloon payment payable together with the last installment in September 2021. The Company paid commitment commissions of 1.375% per annum on the undrawn amounts, from July 30, 2015, date of acceptance of the lenders' offer letter, until the drawdown dates.

The loan is secured by first preferred mortgages on nine vessels of the Company's fleet, first priority deeds of assignments of insurances, earnings, charter rights and requisition compensation and a corporate guarantee. The loan agreement also contains customary financial covenants, minimum security value of the mortgaged vessels, requires minimum liquidity of $500 per vessel in the fleet and restricted cash of $9,000 to be deposited by the borrowers with the lenders for the duration of the loan. There are also restrictions as to changes in the DSI loan agreement, other than the amendment described in Note 3, in the securities purchase agreement that the Company has entered into in the private placement which took place in July 2014 (discussed in Note 10), in certain shareholdings and management of the vessels. Finally, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants.

The weighted average interest rate of the bank loans during 2015 and 2014 was 3.22% and 3.28%, respectively. During 2015, 2014 and 2013, total interest incurred on long-term bank debt, amounted to $3,541, $3,282 and $3,029, respectively, and is included in Interest and finance costs in the accompanying consolidated statements of operations (Note 12). Commitment fees incurred during 2015, 2014 and 2013, amounted to $329, $0 and $53, respectively, and are also included in Interest and finance costs in the accompanying consolidated statements of operations.

The maturities of the Company's debt facility described above, as of December 31, 2015, and throughout its term are as follows:

Period	Principal Repayment
January 1, 2016 to December 31, 2016	$15,376
January 1, 2017 to December 31, 2017	15,376
January 1, 2018 to December 31, 2018	15,376
January 1, 2019 to December 31, 2019	15,376
January 1, 2020 to December 31, 2020	15,376
January 1, 2021 and thereafter	67,807
Total	$144,687